Exhibit 32.1.(1)

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Systems Management Solutions, Inc., a Nevada corporation (the "Company"), hereby certifies that:

      To my knowledge, the Annual Report on Form 10-KSB/A of the Company for the year ended June 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 25, 2005


                             BY: /s/ James Karlak
                                ------------------------------------------------
                                 JAMES KARLAK
                                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER